UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

Silo Pharma, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41512	27-3046338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

677 N. Washington Boulevard Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 400-9031

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SILO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2025, Silo Pharma, Inc. (the “Company”) entered into an asset purchase agreement (the “Agreement”) with Many Ads Inc. (the “Seller”). Pursuant to the Agreement, the Seller agreed to sell, and the Company agreed to purchase, certain software of the web-based application currently marketed as “QwikAgents” and the domain names qwikagents.com, qwikagents.ai, and qwikagents.co (the “Purchased Assets”).

In consideration for the Purchased Assets, the Company issued to the Seller, 2,100,000 shares of its common stock, par value $0.0001 per share (the “Shares”). The Agreement contains certain representations, warranties and covenants of the parties that are customary for agreements of its type. In addition, the Seller agreed to indemnify the Company for any misrepresentation or breach under the Agreement, infringement of any third-party right by any portion of the software and any acts of gross negligence, fraud or intentional misconduct by the Seller.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

The offer and sale to the Seller of the Shares was made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Asset Purchase Agreement, dated March 31, 2026, between the Company and Many Ads Inc..
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILO PHARMA, INC.

Date: April 2, 2026	By:	/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer

2